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EXHIBIT 99.1


MARKLAND TECHNOLOGIES
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News Release
For Immediate Release
October 14, 2004

MARKLAND TECHNOLOGIES INC. ANNOUNCES PRELIMINARY FIRST QUARTER REVENUES (UN-AUDITED) OF $15.75M

RIDGEFIELD, CT--(MARKET WIRE) Markland Technologies, Inc. (OTC BB:MRKL) (http://www.marklandtech.com), an integrated homeland security company, announced that on a preliminary un-audited basis, it expects revenue of approximately $4,800,000 for the month of September 2004 and approximately $15,750,000 for its fiscal first quarter ended September 30,2004. This represents a significant increase year over year. A substantial of this increase in fiscal first quarter revenues is attributable to the recent acquisition of its wholly owned subsidiary EOIR Technologies Inc. by Markland.

EOIR's revenues derive principally from an active contract with the U.S. Army Night Vision Laboratories. EOIR has over 150 employees located in several Virginia facilities. EOIR has substantial experience in the design of remote sensor technology particularly in the areas of capturing, processing and exploiting sensor data. Its expertise has particular impact within the DOD and Homeland Security market place.

Markland CEO/Chairman Robert Tarini stated that, "The Markland business model is working well and the business segment managers are working to create additional organic revenue growth. We are actively exploring additional synergistic corporate acquisitions specifically in the areas of bio-terrorism and intelligence gathering. Gross revenues fiscal year to date continue to be very encouraging."


About Markland Technologies

Markland Technologies, Inc. is committed to helping secure America by providing innovative emerging technologies and expert services to meet the country's needs to protect our people, our borders and our infrastructure assets. The Company is a Board member of the Homeland Security Industries Association
(http://www.hsianet.org).


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"Forward-Looking Statements"

Investors are cautioned that certain statements contained in this document as well as some statements in periodic press releases and some oral statements of Markland Technologies officials during presentations about Markland Technologies, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include statements which are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings, growth rates, or our expected quarterly revenues), ongoing business strategies or prospects, and possible future actions, which may be provided by management, are also forward-looking statements as defined by the Act. Some of the factors that could significantly impact the forward-looking statements in this press release include, but are not limited to: difficulties integrating our acquisition of EOIR, insufficient cash flow to continue to fund the development and marketing of the Company's products and technology; a rejection of the Company's products and technologies by the marketplace, and; disputes as to the Company's intellectual property rights. Forward-looking statements are based upon current expectations and projections about future events and are subject to risks, uncertainties, and assumptions about Markland Technologies, its products, economic and market factors and the industries in which Markland Technologies does business, among other things. These statements are not guarantees of future performance and Markland Technologies has no specific intention to update these statements. More detailed information about those factors is contained in Markland Technologies filings with the Securities and Exchange Commission.


Markland Technologies, Inc is a featured Company on HomelandDefenseStocks.com, a service for which Markland compensates the provider.

Contact:



Markland Technologies
http://www.marklandtech.com

ECON Corporate Services
1-866-730-1151
Dawn Van Zant
dvanzant@investorideas.com
or
Trevor Ruehs
truehs@investorideas.com
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Source: ECON Investor Relations Inc.; Markland Technologies Inc.


                              MARKLAND TECHNOLOGIES
                                 RIDGEFIELD, CT
                      WEB SITE HTTP://WWW.MARKLANDTECH.COM